Pacer Emerging Markets Cash Cows 100 ETF
Schedule of Investments
as of January 31, 2024 (Unaudited)

COMMON STOCKS - 93.4%	Shares	Value
Brazil - 10.2%
Ambev SA - ADR	595,389	$1,559,919
Auren Energia SA	157,426	418,477
CPFL Energia SA	158,374	1,158,140
CSN Mineracao SA	567,540	783,541
Lojas Renner SA	66,044	214,752
M Dias Branco SA	28,982	222,466
Telefonica Brasil SA - ADR	142,548	1,471,095
TIM SA - ADR(a)	51,166	899,498
Vale SA - ADR	110,436	1,511,869
Vibra Energia SA	105,235	505,529
		8,745,286

Chile - 2.2%
Cencosud SA	550,517	958,046
Falabella SA(b)	395,630	940,313
		1,898,359

China - 23.2%
Alibaba Group Holding Ltd. - ADR	22,828	1,647,497
Anhui Conch Cement Co. Ltd. - Class H	372,388	746,877
China Coal Energy Co. Ltd. - Class H	1,956,946	2,142,691
China Feihe Ltd.(c)(d)	787,772	360,737
China Shenhua Energy Co. Ltd. - Class H	525,503	1,986,277
COSCO SHIPPING Holdings Co. Ltd. - Class H	1,824,162	1,915,639
Ganfeng Lithium Group Co. Ltd. - Class H(c)(d)	351,856	940,629
Haidilao International Holding Ltd.(c)(d)	445,244	698,226
JD Logistics, Inc.(b)(c)(d)	569,194	495,081
JD.com, Inc. - ADR	62,888	1,418,124
Kingsoft Corp. Ltd.	76,464	185,244
PetroChina Co. Ltd. - Class H	2,581,331	1,865,517
Sinotruk Hong Kong Ltd.	620,332	1,409,205
Tianqi Lithium Corp.	355,938	1,568,450
Weichai Power Co. Ltd. - Class H	830,420	1,465,831
Yadea Group Holdings Ltd.(c)(d)	302,374	413,069
Yangzijiang Shipbuilding Holdings Ltd.	410,738	514,379
		19,773,473

Czech Republic - 1.7%
CEZ AS	38,804	1,470,101

Greece - 1.1%
Hellenic Telecommunications Organization SA	33,039	458,811
OPAP SA	29,053	502,987
		961,798

Hong Kong - 1.7%
Bosideng International Holdings Ltd.	680,686	307,347
China Medical System Holdings Ltd.	165,784	237,502
Kunlun Energy Co. Ltd.	1,042,052	931,695
		1,476,544

Indonesia - 4.5%
Adaro Energy Tbk PT	5,381,745	818,516
Astra International Tbk PT	2,752,206	893,857
Telkom Indonesia Persero Tbk PT - ADR	55,254	1,390,191
United Tractors Tbk PT	513,139	746,295
		3,848,859

Kuwait - 0.6%
Mobile Telecommunications Co. KSCP	288,614	493,694

Malaysia - 2.9%
Tenaga Nasional Bhd	787,230	1,784,166
YTL Corp. Bhd	1,460,326	722,445
		2,506,611

Mexico - 4.4%
Coca-Cola Femsa SAB de CV - ADR	10,931	1,037,790
Grupo Aeroportuario del Sureste SAB de CV - ADR	1,816	530,889
Grupo Mexico SAB de CV	367,409	1,893,881
Kimberly-Clark de Mexico SAB de CV - Class A	157,871	358,458
		3,821,018

Qatar - 1.3%
Industries Qatar QSC	343,966	1,133,642

Russia - 0.0%(e)(f)
Alrosa PJSC	91,900	0
Inter RAO UES PJSC	1,901,988	0
LUKOIL PJSC - ADR(b)	2,652	0
Magnit PJSC	1,958	0
Magnitogorsk Iron & Steel Works PJSC(b)	106,418	0
Magnitogorsk Iron & Steel Works PJSC - GDR(b)(c)	2,458	0
Severstal PAO(b)	9,320	0
Severstal PAO - GDR(b)(c)	2,129	0
Surgutneftegas PJSC	477,461	0
Tatneft PJSC	3,600	0
		0

South Africa - 6.4%
African Rainbow Minerals Ltd.	41,524	411,370
Clicks Group Ltd.	10,298	165,527
Exxaro Resources Ltd.	60,891	609,056
Impala Platinum Holdings Ltd.	145,432	569,144
Kumba Iron Ore Ltd.	16,943	500,449
Mr Price Group Ltd.	31,086	284,485
MTN Group Ltd.	222,204	1,133,896
Northam Platinum Holdings Ltd.	45,605	307,232
Sasol Ltd.	69,292	607,742
Vodacom Group Ltd.	177,754	886,373
		5,475,274

Taiwan - 19.4%
Acer, Inc.	613,549	902,696
Asustek Computer, Inc.	124,469	1,771,624
Catcher Technology Co. Ltd.	53,620	333,203
Cheng Shin Rubber Industry Co. Ltd.	250,866	364,282
Chicony Electronics Co. Ltd.	76,867	403,988
China Airlines Ltd.	1,136,210	740,545
Compal Electronics, Inc.	976,921	1,118,951
Eva Airways Corp.	1,584,493	1,599,705
Foxconn Technology Co. Ltd.	148,936	240,300
Giant Manufacturing Co. Ltd.	29,318	167,200
Gigabyte Technology Co. Ltd.	45,808	452,233
Hon Hai Precision Industry Co. Ltd.	528,434	1,730,522
Inventec Corp.	365,268	640,688
Lite-On Technology Corp.	153,331	531,523
Novatek Microelectronics Corp.	41,227	673,078
Pegatron Corp.	297,146	785,124
Pou Chen Corp.	841,308	849,385
President Chain Store Corp.	82,012	691,742
Quanta Computer, Inc.	261,977	2,067,391
Synnex Technology International Corp.	271,030	623,466
		16,687,646

Thailand - 4.6%
PTT Exploration & Production PCL	322,135	1,361,997
PTT Oil & Retail Business PCL(c)(d)	1,638,184	826,538
PTT PCL	1,677,220	1,595,552
SCG Packaging PCL	228,310	202,713
		3,986,800

Turkey - 8.7%
Anadolu Efes Biracilik Ve Malt Sanayii AS	81,524	378,269
BIM Birlesik Magazalar AS	40,895	513,462
Borusan Birlesik Boru Fabrikalari Sanayi ve Ticaret AS(b)	6,992	141,015
Enka Insaat ve Sanayi AS	216,562	265,912
Ford Otomotiv Sanayi AS	32,154	934,580
KOC Holding AS	343,590	1,819,572
Migros Ticaret AS	28,594	384,928
Oyak Cimento Fabrikalari AS(b)	50,424	104,853
Tofas Turk Otomobil Fabrikasi AS	65,544	532,214
Turk Traktor ve Ziraat Makineleri AS	10,082	268,289
Turkcell Iletisim Hizmetleri AS	249,834	564,380
Turkiye Petrol Rafinerileri AS	318,315	1,573,480
		7,480,954

United Arab Emirates - 0.5%
National Marine Dredging Co.(b)	52,187	429,097
TOTAL COMMON STOCKS (Cost $79,360,243)		80,189,156

PREFERRED STOCKS - 6.2%
Brazil - 6.2%
Centrais Eletricas Brasileiras SA	113,864	1,054,432
Cia Energetica de Minas Gerais - ADR	316,522	721,670
Companhia Paranaense de Energia	188,792	386,394
Gerdau SA - ADR	140,455	594,125
Metalurgica Gerdau SA	294,854	591,565
Petroleo Brasileiro SA - ADR	116,333	1,907,861
		5,256,047
TOTAL PREFERRED STOCKS (Cost $4,682,923)		5,256,047

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 0.1%
Mount Vernon Liquid Assets Portfolio, LLC, 5.54%(g)	104,760	104,760
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $104,760)		104,760

TOTAL INVESTMENTS - 99.7% (Cost $84,147,926)		$85,549,963
Other Assets in Excess of Liabilities - 0.3%		301,860
TOTAL NET ASSETS - 100.0%		$85,851,823

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt
GDR - Global Depositary Receipt
MTN Medium Term Note
SA - Sociedad Anónima
SAB de CV - Sociedad Anónima Bursátil de Capital Variable

(a)	All or a portion of this security is on loan as of January 31, 2024. The total market value of these securities was $102,316 which represented 0.1% of net assets.
(b)	Non-income producing security.
(c)	Security considered restricted. The total market value of these securities was $3,734,280 which represented 4.3% of net assets as of January 31, 2024.
(d)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of January 31, 2024, the value of these securities total $3,734,280 or 4.3% of the Fund’s net assets.

(e)	Represents less than 0.05% of net assets.
(f)
Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $0 or 0.0% of net assets as of January 31, 2024.

(g)	The rate shown represents the 7-day effective yield as of January 31, 2024.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine sub-classifications for reporting ease.

Summary of Fair Value Disclosure at January 31, 2024 (Unaudited)

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Funds are investment companies that follow the accounting and reporting guidelines of Accounting Standards Codification Topic 946 applicable to investment companies.

Securities, including master limited partnerships ("MLPs"), listed on a securities exchange, market or automated quotation system for which quotations are readily available, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, except for securities listed on Nasdaq Global Market (“Nasdaq”). If, on a particular day, there is no such reported sale, then the most recent quoted bid price will be used. For securities traded on Nasdaq, the Nasdaq Official Closing Price (“NOCP”) will be used. If a Fund holds foreign shares of a security for which there is no reported volume, and there is an actively trading local version of the security, the last quoted sale price of the local security shall be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate.

Investments in other open-end investment companies, including money market funds, are valued at the investment company’s net asset value per share, with the exception of exchange-traded open-end investment companies, which are priced as equity securities described above.

Fixed-income securities are normally valued on the basis of quotes obtained from independent pricing services in accordance with procedures adopted by the Board of Trustees. The independent pricing services may employ methodologies that utilize market transactions (if the security is actively traded), broker-dealer supplied valuations, or matrix pricing. Short-term securities that have maturities of less than 60 days, at the time of purchase, are valued at amortized cost, which, when combined with accrued interest, approximates market value.

Options on securities that are listed on an exchange shall be valued at the sale price on such exchange (or any other exchange on which such options are listed) having the trade closest to the close of the New York Stock Exchange (“NYSE”) on the day of valuation or, if there was no sale on any of the applicable options exchanges on such day, at the mean between the highest bid and lowest ask price on any of such exchanges on such day closest to the close of the NYSE on such day. On the last trading day prior to expiration, expiring options may be priced at intrinsic value.

Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the twenty, sixty, ninety, and one-hundred eighty day forward rates provided by an independent source.

Futures contracts are valued at the settlement price on the exchange on which they are principally traded.

Units of Mount Vernon Liquid Assets Portfolio are not traded on an exchange and are valued at the investment company’s NAV per share as provided by its administrator.

Deposit accounts are valued at acquisition cost, which approximates fair value.

The Trust's Valuation Procedures provide for the designation of the Adviser as "Valuation Designee". If no quotation is available from either a pricing service, or one or more brokers or there is reason to question the reliability or accuracy of a quotation supplied, securities are valued at fair value as determined in good faith, by the Valuation Designee pursuant to procedures established by the Funds' Board of Trustees (the "Board").

As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuations methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund's investments as of January 31, 2024:

Description	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Common Stocks
Brazil	$ 8,745,286	$ -	$ -	$ -	$ 8,745,286
Chile	1,898,359	-	-	-	1,898,359
China	19,773,473	-	-	-	19,773,473
Czech Republic	1,470,101	-	-	-	1,470,101
Greece	961,798	-	-	-	961,798
Hong Kong	1,476,544	-	-	-	1,476,544
Indonesia	3,848,859	-	-	-	3,848,859
Kuwait	493,694	-	-	-	493,694
Malaysia	2,506,611	-	-	-	2,506,611
Mexico	3,821,018	-	-	-	3,821,018
Qatar	1,133,642	-	-	-	1,133,642
Russia	-	-	0	-	0
South Africa	5,475,274	-	-	-	5,475,274
Taiwan	16,687,646	-	-	-	16,687,646
Thailand	3,986,800	-	-	-	3,986,800
Turkey	7,480,954	-	-	-	7,480,954
United Arab Emirates	429,097	-	-	-	429,097
Common Stocks Total	$ 80,189,156	$ -	$ 0	-	$ 80,189,156
Preferred Stocks	5,256,047	-	-	-	5,256,047
Investments Purchased with Proceeds from Securities Lending	-	-	-	104,760	104,760
Total Investments	$ 85,445,203	$ -	$ 0	$ 104,760	$ 85,549,963
Refer to the Schedule of Investments for industry classifications.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

ECOW	Balance as of 4/30/2023	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers Out of Level 3	Transfers Into Level 3	Balance as of 01/31/2024
Common Stocks	$ 0	$ -	$ -	$ -	$ -	$ -	$ -	$ 0

The following is a summary of quantitative information about Level 3 Fair Value Measurements:

ECOW	Fair Value as of 01/31/2024	Valuation Techniques	Unobservable Input	Impact to Valuation from an Increase to Input
Common Stocks	$ 0	Market comparable companies	Discount for lack of marketability	$ 0.00

* Table presents information for ten securities, which due to the Russian foreign exchange restrictions, are not activel